UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2021

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

(787) 729-8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	FBP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 31, 2021, the Board of Directors (the “Board”) of First BanCorp (the “Corporation”), the bank holding company of FirstBank Puerto Rico (the “Bank”), elected Mrs. Patricia M. Eaves to serve as a director on the Corporation’s and Bank’s Board of Directors, effective March 31, 2021.

On March 31, 2021, the Corporation and Mrs. Eaves entered into an Offer Letter pursuant to which Mrs. Eaves will be entitled to compensation and benefits that are the same as those to which all of the Corporation’s directors, other than the Corporation’s Chair, are entitled.

Mrs. Eaves is a highly respected former executive with over twenty-five years of experience in the telecommunications industry within Puerto Rico, as well as having ample experience in marketing and advertising communications, including digital content, social media, and public relations. Mrs. Eaves served as the Chief Commercial Officer of Sprint Puerto Rico from 1995 to 2019. During her tenure at Sprint Puerto Rico, Mrs. Eaves oversaw the execution of successful sales and marketing strategies, while leading a team of 180 employees in a highly competitive segment. Prior to joining Sprint Puerto Rico in 1995, Mrs. Eaves held various sales and marketing positions within the communications and media industry in Puerto Rico. Mrs. Eaves is also actively involved in various non-profit organizations in Puerto Rico, including serving as a board member of Make-A-Wish Foundation of Puerto Rico.

The Board, effective May 21, 2021, appointed Mrs. Eaves as a member of the Corporation’s Compensation and Benefits Committee and the Governance and Nominating Committee.

A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit Index

Exhibit	Description of Exhibit

10.1	Offer Letter between First BanCorp and Patricia M. Eaves, dated March 31, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2021	First BanCorp.

	By:	/s/ Lawrence Odell
	Name:	Lawrence Odell
	Title:	EVP and General Counsel